AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JANUARY 27, 2017

TO THE

PROSPECTUS DATED FEBRUARY 29, 2016 AS SUPPLEMENTED DECEMBER 29, 2016

AMERICAN INDEPENDENCE

MULTI-MANAGER INTERNATIONAL FUND
(Ticker Symbols: IMSSX, IIESX)

AMERICAN INDEPENDENCE

LARGE CAP GROWTH FUND

(Ticker Symbols: LGNIX, LGNAX, LGNCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

1. American Independence Multi-Manager International Fund.

•        At a Special Meeting of Shareholders held on August 26, 2016, shareholders of the American Independence Navellier International Fund approved the proposed amended sub-advisory     agreement between RiskX Investments, LLC (“RiskX Investments”) and Navellier & Associates, Inc. (“Navellier”) and approved the proposed investment sub-advisory agreement between RiskX Investments and Manifold Partners LLC (“Manifold”).  At that time, the American Independence Navellier International Fund was renamed the American Independence Multi-Manager International Fund.

•        Effective immediately, the American Independence Multi-Manager International Fund has been renamed the AI International Fund.  All references to the “American Independence Navellier International Fund” or the “American Independence Multi-Manager International Fund” should be replaced with “AI International Fund.”

•        On January 26, 2017, Navellier tendered its resignation as sub-adviser to the AI International  Fund.  Effective as of January 26, 2017, Navellier is no longer a sub-adviser to the Fund.  All references to Navellier and portfolio manager Louis Navellier should be deleted.  The Fund will continue to be sub-advised by Manifold.

•        On page 20 of the prospectus, in sub-section “Investment Advisers”, the second sentence is deleted and replaced as follows:

The Sub-Adviser for the Fund is Manifold Partners LLC.

•        On page 20 of the prospectus, in sub-section “Portfolio Management”, the table is deleted and replaced as follows:

Manager Name	Primary Title	Firm	Managed the Fund Since
Nic Wherry	Associate Portfolio Manager	Manifold Partners LLC	2016
Jim Creighton	Head, Manifold Cluster Analysis & Chief Investment Officer	Manifold Partners LLC	2016

•        On page 52 of the prospectus, the first paragraph of sub-section “Sub-Advisers” is deleted and replaced as follows:

Sub-Advisers.  The Adviser has entered in sub-advisory agreements on behalf of the Funds (except the American Independence Large Cap Growth Fund), including with Manifold Partners LLC for the AI International Fund; J.A. Forlines, LLC for the American Independence JAForlines Global Tactical Allocation Fund; Carret Asset Management, LLC for the American Independence Kansas Tax-Exempt Bond Fund and the American Independence Carret Core Plus Fund; and Fischer Francis Trees & Watts, Inc. for the American Independence U.S Inflation-Protected Fund.  Under the Investment Advisory Agreements, RiskX Investments, LLC is responsible for the oversight of the sub-advisers.

•        On pages 52-53 of the prospectus, in the sub-section “Sub-Advisers”, the following paragraphs should be added in place of “AI Navellier Large Cap Growth Fund and AI Navellier International Fund”:

AI International Fund

Manifold Partners LLC serves as the sub-adviser to the AI International Fund.  Manifold is located at 455 Market Street, Suite 1200 San Francisco, CA, 94105.  With approximately $21.3 million in assets under management as of December 31, 2016, Manifold serves as investment adviser to private investment funds. Manifold is a Delaware limited liability company formed in September 2012. Its principal owner is The Chalice Fund LLC, which is controlled by Grail Partners LLC. Donald Putnam is the ultimate owner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments.

Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years. This algorithm is statistical in nature and describes in a very general way the probable returns on individual equities given the properties of their return distributions relative to the market in which they trade. These analytical methods have been developed and tested over a period of years. In general, the approach is to compute statistical and fundamental factors describing a security’s price movements and to relate the values of these factors to future returns using past data. The relationships established between factor values and future returns using past data are then used to forecast future returns for securities using the current values of the statistical factors for each security. Manifold believes that these statistical methods of security analysis are related to, but more detailed than, charting or technical analysis as a method for relating past security return patterns to expected future returns. This expected return information is used in combination with risk management and portfolio construction algorithms to create highly diversified portfolios with the desired risk characteristics.

Nic Wherry. Mr. Wherry is an Associate Portfolio Manager in the Global Equity Portfolio Management Group at Manifold Partners LLC. Mr. Wherry is responsible for analytical and support functions for. He has over seven years’ experience in systematic global equities. Before Manifold, Mr. Wherry was a systems analyst at StraighThrough Inc. in Canada, specializing in code related to the portfolio management and middle office software. Mr. Wherry gained his B.S. in Physics from NYU in 2004.

Jim Creighton. Mr. Creighton is currently the Head, Manifold Cluster Analysis and Chief Investment Officer at Manifold Partners LLC.  He has more than 35 years of investment experience and was the founder of Creighton Capital Management in 2004.  He served as the Global Chief Investment Officer at three of the world’s largest global investment management firms: Barclays Global Investors, Deutsche Asset Management and Northern Trust Asset Management.  While at Deutsche Asset Management, he devised a new approach to quantitative investing called “Growth Optimal World Equity Strategy”, which was an early version of a global minimum variance strategy and has been operating successfully since 2001.  Mr. Creighton was instrumental in the startup of three successful investment organizations.  At Trafalgar Capital Management, he worked with Nobel Laureate Harry Markowitz to develop minimum variance strategies for Canadian equities.  He began his career in the financial industry in 1971 as an actuary with Maritime Life in Nova Scotia, Canada.

2. American Independence Large Cap Growth Fund.

•        On January 27, 2017, Navellier & Associates, Inc. (“Navellier”) tendered its resignation as sub-adviser to the American Independence Large Cap Growth Fund.  Effective as of January 27, 2017, Navellier is no longer a sub-adviser to the Fund.  All references to Navellier and portfolio managers Louis Navellier and Michael Garaventa should be deleted.  RiskX Investments, LLC remains as the investment adviser to the Fund.  Any reference to the “sub-adviser” should be replaced by the appropriate reference to the “adviser”.

•        On page 4 of the prospectus, the paragraph in sub-section “Principal Strategies” beginning with “The sub-adviser, Navellier & Associates, Inc. …” should be deleted and replaced as follows:

The adviser seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a fundamentally-based quantitative security ranking method in conjunction with a portfolio optimizer that attempts to maximize prospective returns while controlling volatility of returns. Securities are ranked primarily on the basis of a pattern recognition algorithm that uses recent and historical data from the financial reports of the target companies to predict relative returns of a mid- to large-cap universe of equity securities. The optimizer uses these forecast relative returns along with actual historical return data for estimating portfolio return volatility.

•        On page 6 of the prospectus, in the sub-section “Investment Advisers”, the second sentence (“The Sub-Adviser for the Fund is Navellier & Associates, Inc.”) is deleted.

•        On page 6 of the prospectus, in sub-section “Portfolio Management”, the table is deleted and replaced as follows:

Manager Name	Primary Title	Firm	Managed the Fund Since
Charles McNally	Chief Portfolio Strategist of RiskX Investments, LLC	RiskX Investments, LLC	2017

•        On pages 40-41 of the prospectus, in sub-section “Additional Information About the Funds’ Investment Strategies”, the paragraphs for American Independence Large Cap Growth Fund should be deleted and replaced as follows:

American Independence Large Cap Growth Fund.  The Fund invests primarily in equity securities that provide the potential for capital appreciation. The adviser seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a proprietary investment process. The investment process contains the following steps: In the first step of the investment process, the adviser uses a proprietary ranking algorithm to transform fundamental financial and historical return data for the constituent companies with the largest market capitalization in the benchmark index into scores indicating out- or under-performance for the next three months. To the extent that one quarter’s financial data is compared to the prior quarter’s data, the proprietary ranking method can detect and take advantage of positive developments in the underlying businesses that could indicate the potential for future earnings growth. These rankings are then transformed into prospective returns, relative to the benchmark return. In the final step, an optimizer is employed to create a portfolio that maximizes future expected returns while constraining the prospective volatility of returns, using as inputs both the forecast relative returns of the individual stocks and historical correlations between returns. The optimizer also utilizes other constraints and penalty factors so as to limit position and factor concentration, position count, and transaction costs.

Every quarter, as new fundamental financial data becomes available for the constituent companies in the index, the ranking of prospective return is repeated for the universe of stocks. The primary focus of the ranking process is on earnings data along with other factors indicative of quality, stability or robustness of returns. The interaction of these factors may play as important of a role or a more important a role than the individual factors do on their own in predicting the ranking of future returns.

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large-cap U.S. companies. A large cap company is defined as a company that has a market capitalization found within the Russell 1000® Index (approximately $2,427 million to $751 billion, as of May 29, 2015, and is expected to change frequently) at the time of purchase.

The Fund’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

•        On page 52 of the prospectus, in sub-section “Portfolio Managers”, the following paragraph should be added:

American Independence Large Cap Growth Fund and American Independence JAForlines Global Tactical Allocation Fund

Charles McNally. Mr. McNally joined RiskX Investments as Chief Portfolio Strategist in early 2013. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B. in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

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